UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 16, 2003

PLX TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-25699 (Commission File Number)	94-3008334 (I.R.S. Employer Identification No.)

870 Maude Avenue, Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description

99.1	Press Release issued by PLX Technology, Inc. dated April 16, 2003.

Item 9. Regulation FD Disclosure.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with the Securities and Exchange Commission Release No. 33-8216.

On April 16, 2003, PLX Technology, Inc. issued a press release announcing preliminary earnings results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.

By:	/s/ Rafael Torres Rafael Torres Vice President, Finance, Chief Financial Officer and Secretary

Date: April 16, 2003

2